UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               December 17, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            HEADWATERS INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                        0-27808               87-0547337
--------------------------------   ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


                   10653 South River Front Parkway, Suite 300
                             South Jordan, UT 84095
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 984-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On December 17, 2003, Headwaters Incorporated (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, as representative of the several underwriters, pursuant to which the Company issued and sold to the several underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters") 4,750,000 shares of the Company's common stock. The Company has granted to the Underwriters an option to purchase up to 712,500 shares of common stock to cover over-allotments, if any. The Underwriting Agreement is attached hereto as
Exhibit 1.1.

         On December 4, 2003, the Company and various of its lenders under the Company's senior credit facility entered into Amendment No. 1 to Senior Credit Agreement. This amendment is attached hereto as Exhibit 10.76.1.


Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  1.1 Underwriting Agreement, dated December 17, 2003, by and between Headwaters Incorporated and Morgan Stanley & Co. Incorporated.

                  10.76.1 Amendment No. 1 to Senior Credit Agreement dated as of December 4, 2003 among Headwaters and various lenders.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               HEADWATERS INCORPORATED

Dated: December 18, 2003                       By: /s/ Kirk A. Benson
                                                  ------------------------------
                                                   Kirk A. Benson
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

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

                                  EXHIBIT INDEX

     Exhibit
      Number                         Description
---------------  ---------------------------------------------------------------

      1.1 Underwriting Agreement, dated December 17, 2003, by and between Headwaters Incorporated and Morgan Stanley & Co. Incorporated.

    10.76.1 Amendment No. 1 to Senior Credit Agreement dated as of December 4, 2003 among Headwaters and various lenders.

                                       4